Exhibit 99.1

SEMGROUP TO BE ACQUIRED BY ENERGY TRANSFER IN $5 BILLION TRANSACTION

SemGroup to merge with one of the largest, diversified midstream energy companies in North America

Benefits of scale will strengthen and accelerate growth opportunities for SemGroup assets and improve access to capital markets

SemGroup shareholders to benefit from significant, immediate premium and future upside of combined company

Tulsa, Okla. – September 16, 2019 – SemGroup® Corporation (NYSE: SEMG) today announced it has entered into a definitive merger agreement whereby SemGroup will be acquired by Energy Transfer LP (NYSE: ET) (“ET” or “Energy Transfer”) in a unit and cash transaction valued at approximately $5.1 billion, including the assumption of debt and other liabilities.

Under the terms of the agreement, which has been unanimously approved by the Boards of Directors of both companies, SemGroup shareholders will receive $6.80 per share in cash and 0.7275 of an ET common unit for each SemGroup share, or approximately 40% cash and 60% equity. The equity consideration received is expected to be treated as a tax-free transaction. The transaction values SemGroup at $17.00 per share, and represents a 65% premium to SemGroup’s closing share price of $10.28 on September 13, 2019, and an 87% premium to SemGroup’s 20 day volume weighted average price (VWAP) as of the same date. Upon closing, SemGroup shareholders are expected to own approximately 2.2% of ET’s outstanding common units.

SemGroup Chief Executive Officer, Carlin Conner, said, “This strategically and financially compelling combination will result in SemGroup joining one of the largest midstream energy companies in the country, with a strong footprint in all major U.S. production basins. The combined entity’s size, scale and financial profile will ensure that SemGroup’s assets, including our Gulf Coast terminal, mid-continent footprint and our Canadian joint venture SemCAMS Midstream, benefit from significant growth well into the future. We look forward to leveraging the increased pipeline connectivity and expanded terminalling infrastructure that the combined entity provides.

Conner continued, “SemGroup has been exploring a range of strategic alternatives aimed at increasing shareholder value, and determined that this combination with ET is in the best interests of shareholders — providing immediate value, a significant premium, and opportunity to participate in the future upside of the combined business. Our transaction with ET underscores the strength of SemGroup’s assets, and is a testament to our employees’ dedication, hard work and focus on providing safe, efficient and reliable service while creating an asset portfolio that is highly desired.”

The transaction is expected to close by late 2019 or early 2020, subject to obtaining regulatory approvals, SemGroup shareholder approval and other customary closing conditions.

Advisors

Jefferies LLC acted as exclusive financial advisor to SemGroup and Kirkland & Ellis LLP acted as legal counsel. BofA Merrill Lynch acted as exclusive financial advisor to Energy Transfer and Latham & Watkins LLP acted as legal counsel.

About SemGroup

SemGroup® Corporation (NYSE: SEMG) moves energy across North America through a network of pipelines, processing plants, refinery-connected storage facilities and deep-water marine terminals with import and export capabilities. SemGroup serves as a versatile connection between upstream oil and gas producers and downstream refiners and end users. Key areas of operation and growth include western Canada, the Mid-Continent and the Gulf Coast. SemGroup is committed to safe, environmentally sound operations. Headquartered in Tulsa, Okla., the company has additional offices in Calgary, Alberta; Denver, Colo.; and Houston, Texas. SemGroup uses its Investor Relations website and social media outlets as channels of distribution of material company information. Such information is routinely posted and accessible on SemGroup’s Investor Relations website at www.semgroup.com, SemGroup’s Twitter account and LinkedIn account.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements generally can be identified by the fact that they do not relate strictly to historical or current facts. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “may fluctuate,” “will,” “should,” “would,” “may” and “could” or similar words or expressions are generally intended to identify forward-looking statements. Specific forward-looking statements include statements regarding the Company’s plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the Company’s results of operations, financial position, growth opportunities and competitive position. These statements reflect the Company’s current views with respect to future events based on management’s experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. No assurances can be given, however, as of this date that these events will occur or that these projections will be achieved. Forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and could cause actual results to be materially different from those expressed in or implied by such forward-looking statements. Some of these factors include the Company’s ability to consummate the proposed transaction on the expected timeframe or at all, including due to the inability to obtain all approvals necessary or the failure of other closing conditions; the volatility of oil and natural gas prices; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the overall forward markets for crude oil, natural gas and natural gas liquids; operational, regulatory and environment risks; cost and availability of equipment and labor; the Company’s ability to finance its activities; and other risks more fully discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company’s website or the SEC’s website at www.sec.gov. Any forward-looking statement speaks only as of the date of which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

In connection with the proposed transaction, Energy Transfer will file a registration on Form S-4 that will include a proxy statement of the Company. The definitive proxy statement will be sent to the stockholders of the Company. The Company and Energy Transfer may also file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO CAREFULLY READ THE PROXY STATEMENT AND ANY REGISTRATION STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION

ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive proxy statement and any registration statement/prospectus, as applicable, will be sent to security holders of the Company in connection with the Company’s shareholder meetings. Investors and security holders may obtain a free copy of the proxy statement (when available), any registration statement/prospectus and other relevant documents filed by the Company with the SEC from the SEC’s website at www.sec.gov. Security holders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available), any registration statement/prospectus and other relevant documents by directing a request by mail or telephone to Investor Relations, SemGroup Corporation, 6120 S. Yale Ave, Suite 1500, Tulsa, OK 74136-4231. Copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at ir.semgroup.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from its security holders with respect to the transaction. Information about these persons is set forth in the Company’s definitive proxy statement relating to its 2019 Annual Meeting of Stockholders, as filed with the SEC on April 12, 2019, and subsequent statements of changes in beneficial ownership on file with the SEC. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the Company’s security holders generally, by reading the proxy statement, any registration statement and other relevant documents regarding the transaction, which will be filed with the SEC.

No Offer or Solicitation

This document is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

SemGroup Investor Relations:

Kevin Greenwell

918-524-8081

investor.relations@semgroup.com

SemGroup Media:

Tom Droege

918-524-8560

tdroege@semgroup.com